UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2016
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Mastercard Incorporated (Exact name of registrant as specified in its charter)
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Delaware (State or other jurisdiction of incorporation)	001-32877 (Commission File Number)	13-4172551 (IRS Employer Identification No.)
2000 Purchase Street Purchase, New York (Address of principal executive offices)	10577 (Zip Code)
(914) 249-2000 (Registrant's telephone number, including area code)
MasterCard Incorporated (Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Corporate Name Change

Effective September 29, 2016, MasterCard Incorporated (the “Company”) amended its Amended and Restated Certificate of Incorporation (the “Amendment”) to change its name to “Mastercard Incorporated”. The Amendment was approved by the Company’s Board of Directors (the “Board”) and on September 29, 2016, was filed with the Secretary of State of Delaware. Stockholder approval of the Amendment was not required pursuant to Section 242(b) of the General Corporation Law of the State of Delaware. The Company’s Class A common stock will continue to trade on the New York Stock Exchange under the symbol “MA”, and its CUSIP number will not change.

Adoption of Proxy Access

Effective September 29, 2016, the Company amended its Amended and Restated By-Laws (as so amended, the “By-Laws”) to add proxy access procedures for qualifying stockholders.  Article I, Section 12 has been amended to permit a stockholder, or a group of up to 20 stockholders, that owns 3% or more of the Company’s Class A common stock continuously for at least three years to nominate and include in the Company’s proxy materials candidates for election as directors of the Company, subject to certain terms and conditions.  Such stockholder(s) or group(s) of stockholders may nominate up to the greater of two individuals or 20% of the Board, provided that the stockholder(s) and the nominee(s) satisfy the eligibility, notice and other requirements specified in the By-Laws.  Stockholders may utilize proxy access beginning with the Company’s 2017 annual meeting of stockholders. In addition, the amendments to the By-Laws include certain conforming changes to the provisions governing stockholder director nominations found in Article I, Section 12, as well as an administrative amendment to reflect the Company’s new name.

Copies of the Amendment and By-Laws are attached as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference. The foregoing description of the By-Laws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the attached By-Laws.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Incorporated of Mastercard Incorporated
3.2	Amended and Restated By-Laws of Mastercard Incorporated

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MASTERCARD INCORPORATED

Date:	September 29, 2016	By:	/s/ Janet McGinness
Janet McGinness
Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
3.1	Amended and Restated Certificate of Incorporated of Mastercard Incorporated
3.2	Amended and Restated By-Laws of Mastercard Incorporated